UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
This Current Report on Form 8-K is being filed by Telephone and Data Systems, Inc. (TDS) to describe and file as Exhibits forms of agreements with respect to "named executive officers" of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.

1.	TDS 2019 Officer Bonus Program (the 2019 Plan):
The 2019 Plan was approved by the TDS Compensation Committee on March 12, 2019. The 2019 Plan covers all TDS executive officers other than the President and CEO of TDS.

The plan provides that the President and CEO of TDS’ subsidiary, TDS Telecommunications LLC (TDS Telecom), has the same company and individual performance weightings as the other TDS executive officers, provided that the company performance will be based on TDS Telecom’s performance rather than TDS’ consolidated performance.

The 2019 Plan provides that 80% of the bonus will be based on quantitative company performance and 20% will be based on individual performance. The TDS consolidated company performance will be based on the following three metrics with the following weights: consolidated operating revenue (50%); consolidated adjusted EBITDA (40%); and consolidated capital expenditures (10%).

Notwithstanding any provision of the 2019 Plan to the contrary, a participating officer does not have a legally binding right to a bonus unless and until the bonus amount, if any, is paid and no bonus shall be paid unless the officer remains employed through the actual bonus payout date unless otherwise approved at the discretion of the Compensation Committee or President and CEO of TDS, as applicable.

The foregoing description is qualified by reference to the 2019 Plan which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

2.	Form of 2019 Performance Share Award Agreement under the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan, as amended:
On March 12, 2019, the TDS Compensation Committee approved the form of a 2019 Performance Share Award Agreement under the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan, as amended.
The 2019 Performance Share Award Agreement in the form attached hereto as Exhibit 10.2 will be used to grant eligible employees of TDS and applicable subsidiaries, including TDS officers (Employees), with a target opportunity of a specified number of TDS Common Shares (Target Opportunity), upon and subject to the restrictions, terms and conditions set forth in such agreement.
Depending on the satisfaction of the following performance measures during the three-year period from January 1, 2019 to December 31, 2021 (Performance Period), the Employee may be entitled under the 2019 Performance Share Award Agreement to TDS Common Shares equal to 0% to 200% of the Target Opportunity:
▪Return on Capital (ROC) (40%)
▪Total Revenue (40%)
▪Relative Total Shareholder Return (TSR) (20%)
ROC will be the average of the three fiscal years in the Performance Period of Adjusted Net Operating Profit After Tax divided by Average Capital, as currently defined by TDS.
Total Revenue will be the cumulative Consolidated Operating Revenue as defined by TDS over the three fiscal years in the Performance Period.
TSR will be determined for TDS, as well as for a specified Peer Group, from the beginning to the end of the Performance Period.  The Peer Group was selected by the TDS Compensation Committee in consultation with its independent compensation consultant, Compensation Strategies.  The companies that comprise the Peer Group are listed on Exhibit A to the form of the 2019 Performance Share Award Agreement attached hereto as Exhibit 10.2.
The foregoing description is qualified by reference to the form of the 2019 Performance Share Award Agreement filed herewith as Exhibit 10.2 and incorporated by reference herein.

3.
United States Cellular Corporation (U.S. Cellular), a subsidiary of TDS, filed a Form 8-K dated March 12, 2019, which included as Exhibits forms of agreements that will be used for performance share awards to its President and Chief Executive Officer. Because U.S. Cellular is a principal business unit of TDS, the President and Chief Executive Officer (the President and CEO) of U.S. Cellular is a named executive officer of TDS.

Accordingly, the following form of agreement that was filed by U.S. Cellular is incorporated as an Exhibit to this Form 8-K:

Form of U.S. Cellular 2013 Long-Term Incentive Plan 2019 Performance Award Agreement for the President and CEO of U.S. Cellular.

This form grants to the U.S. Cellular President and CEO performance awards with respect to U.S. Cellular Common Shares and sets forth the terms and conditions thereof, as described in, and filed as Exhibit 10.2 to, U.S. Cellular’s Form 8-K dated March 12, 2019, which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits
(d)   Exhibits:

Exhibit Number	Description of Exhibits

10.1	TDS 2019 Officer Bonus Program

10.2	Form of 2019 Performance Share Award Agreement

10.3
Form of U.S. Cellular 2013 Long-Term Incentive Plan 2019 Performance Award Agreement for the President and Chief Executive Officer of U.S. Cellular, is hereby incorporated by reference from Exhibit 10.2 to U.S. Cellular’s Current Report on Form 8-K dated March 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 18, 2019	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)